Note 22 - Trade and Other Receivables	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of trade and other receivables [text block]
22	Trade and other receivables

	2022	2021

Bullion sales receivable	7,383	4,528
VAT receivables	1,001	3,162
Solar - VAT and duty receivables	720	–
Deposits for stores, equipment and other receivables	81	248
	9,185	7,938

The carrying value of trade receivables is considered a reasonable approximation of fair value and are short term in nature, settled within 14 days of delivery. No provision for expected credit losses was recognised in the current or prior year. Up to the date of approval of these financial statements all scheduled payments have been received.